                                                                   EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in the Registration Statement on Form S-1 (File
No. 333-     ) of our report dated December 7, 1995, on our audits of the financial statements of the KingSize Division of WearGuard Corporation. We also consent to the reference to our Firm under the caption, "Experts".

                                          Coopers & Lybrand L.L.P.

Columbus, Ohio
February 12, 1998